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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

       Date of Report (Date of earliest event reported): February 12, 2004



                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)



         Delaware                      333-104046               13-3939229
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)

        1585 Broadway
      New York, New York                                          10036
    (Address of Principal                                       (Zip Code)
      Executive Offices)







       Registrant's telephone number, including area code: (212) 761-4000

                                    No Change
      --------------------------------------------------------------------



          (Former name or former address, if changed since last report)



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

         Item 2.           Acquisition or Disposition of Assets
                           ------------------------------------

Description of the Certificates and the Mortgage Loans

                  Morgan Stanley ABS Capital I Inc. registered issuances of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-104046) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Morgan Stanley ABS Capital I Inc. Trust, Series 2004-SD1 (the "Trust") issued approximately $257,672,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 2004-SD1 (the "Certificates"), on January 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling Agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, dated as of January 1, 2004, by and among Morgan Stanley ABS Capital I Inc., as depositor, Morgan Stanley Mortgage Capital Inc., as seller and Deutsche Bank National Trust Company, as trustee (the "Trustee") and as custodian. The Certificates consist of four classes of senior Certificates, the Class A, Class M-1, Class M-2 and Class B Certificates (collectively, the "Offered Certificates") and three classes of subordinated Certificates (the "Class X Certificates", the "Class P Certificates" and the "Class R Certificates"). Only the Offered Certificates were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust consist primarily of one pool of closed-end, fixed-rate and adjustable-rate mortgage loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

                  Interest distributions on the Class A, Class M-1, Class M-2 and Class B Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A, Class M-1, Class M-2 and Class B Certificates are adjustable.

                  The Class A, Class M-1, Class M-2 and Class B Certificates have an original Certificate Principal Balance of $230,065,000, $10,517,000, $8,545,000 and $8,545,000, respectively.

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated January 23, 2004 and the Prospectus Supplement dated January 23, 2004, filed pursuant to Rule 424(b)(5) of the Act on January 21, 2004.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                           -----------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1.1 Underwriting Agreement, dated January 23, 2004, between Morgan Stanley ABS Capital I Inc. (the "Depositor") and Morgan Stanley & Co. Incorporated, as representative of the underwriters (the "Representative").

         1.2 Indemnification and Contribution Agreement, dated January 23, 2004, among the Depositor, the Representative, Morgan Stanley Mortgage Capital Inc. (the "Seller"), and Bank of America, N.A. ("BofA").

         1.3 Indemnification and Contribution Agreement, dated January 23, 2004, among the Depositor, the Seller and Washington Mutual Bank, FA ("WAMU").

         1.4 Indemnification and Contribution Agreement, dated January 23, 2004, among the Depositor, the Representative, the Seller and Wilshire Credit Corporation ("Wilshire").

         4.1 Pooling Agreement, dated as of January 1, 2004, among the Depositor, the Seller and Deutsche Bank National Trust Company, as trustee (the "Trustee") and as custodian.

         4.2 Servicing Agreement, dated as of January 1, 2004, among the Depositor, the Trustee and BofA.

         4.3 Servicing Agreement, dated as of January 1, 2004, among the Depositor, the Trustee and WAMU.

         4.4 Servicing Agreement, dated as of January 1, 2004, among the Depositor, the Trustee and Wilshire.

         8.1 Opinion of Dewey Ballantine LLP, special counsel to the Depositor, regarding certain tax matters.

                                   SIGNATURES


                           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MORGAN STANLEY ABS CAPITAL I INC.
                                        As Depositor and on behalf of
                                        Morgan Stanley ABS Capital I Inc. Trust,
                                        Series 2004-SD1,
                                        Registrant


                                    By: /s/ GAIL MCDONNELL
                                        ----------------------------------------
                                        Name:  Gail McDonnell
                                        Title: Vice President


         Dated:  February 12, 2004

                                  EXHIBIT INDEX
                                  -------------


  Exhibit No.     Description
  -----------     -----------

         1.1 Underwriting Agreement, dated January 23, 2004, between Morgan Stanley ABS Capital I Inc. (the "Depositor") and Morgan Stanley & Co. Incorporated, as representative of the underwriters (the "Representative").

         1.2 Indemnification and Contribution Agreement, dated January 23, 2004, among the Depositor, the Representative, Morgan Stanley Mortgage Capital Inc. (the "Seller"), and Bank of America, N.A. ("BofA").

         1.3 Indemnification and Contribution Agreement, dated January 23, 2004, among the Depositor, the Seller and Washington Mutual Bank, FA ("WAMU").

         1.4 Indemnification and Contribution Agreement, dated January 23, 2004, among the Depositor, the Representative, the Seller and Wilshire Credit Corporation ("Wilshire").

         4.1 Pooling Agreement, dated as of January 1, 2004, among the Depositor, the Seller and Deutsche Bank National Trust Company, as trustee (the "Trustee") and as custodian.

         4.2 Servicing Agreement, dated as of January 1, 2004, among the Depositor, the Trustee and BofA.

         4.3 Servicing Agreement, dated as of January 1, 2004, among the Depositor, the Trustee and WAMU.

         4.4 Servicing Agreement, dated as of January 1, 2004, among the Depositor, the Trustee and Wilshire.

         8.1 Opinion of Dewey Ballantine LLP, special counsel to the Depositor, regarding certain tax matters.